UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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John Hancock Variable Insurance Trust

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October [—], 2013

[Client name]

[Address]

[Contract number]

I am writing to you because you own a variable life insurance policy that holds an interest in a Lifestyle Trust as an underlying investment.

A special meeting of shareholders of the John Hancock Variable Insurance Trust (the Trust) will be held on December 4, 2013, in Boston, Massachusetts. The board of trustees of the Trust is asking you to vote on two proposals that affect the management of each Lifestyle Trust in which you are invested.

The first proposal you will vote on would change the investment objectives and policies of the Lifestyle Trusts to seek more consistent returns over the long term. The second proposal you will vote on would modify the subadvisory agreement between the Lifestyle Trusts’ investment adviser, John Hancock Investment Management Services, LLC and the Lifestyle Trusts’ subadvisor, John Hancock Asset Management. These changes will not increase the fees you pay.

If the new investment proposal is adopted and is not appropriate for you, you can “opt out” as detailed below under “Speak to your financial advisor.” The information in this package explains the proposals in greater detail.

You can find additional information at www.jhannuities.com/loc, or call one of our Customer Service Representatives at

800-721-0111, Monday through Friday, from 8 a.m. to 6 p.m., Eastern Time.

What you need to do

1.	Read the information in this package to learn about the proposals and decide how you want to vote.

2.	Speak to your financial advisor if you have questions about the proposed changes. In determining how to vote, you should evaluate the proposed changes carefully with your financial advisor to ensure the Lifestyle Trusts remain aligned with your investing goals, risk tolerance, expectation of the guaranteed benefits provided by your variable life insurance policy, and your particular cash withdrawal requirements. If these proposals do not align with your objectives, you can “opt out” by choosing alternative investment options both prior to and following the implementation of this proposal even if you vote in favor of the changes.

For example, if you purchased your policy primarily for the death benefit in the years while the policy is protected by a no-lapse guarantee benefit, you may be less concerned about seeking consistent returns in your cash values and may see less benefit from the new investment objectives. If you are expecting to withdraw cash from your policy, or are focused upon protecting the death benefit in the years after the expiration of the no-lapse guarantee benefit, the new investment objectives are seeking more consistent returns that may be more suitable in meeting your financial needs. Whether the new investment objectives are appropriate for you or whether you should “opt out” is dependent upon your specific circumstances. Please refer to Sections 9 through 12 of the proxy statement regarding potential advantages, disadvantages, and your options available under this proposal.

Customer Service 1 John Hancock Way, Suite 1350, Boston, MA 02217-1099 (800) 721-0111	www.jhlifeinsurance.com

Insurance products are issued by John Hancock Life Insurance Company (U.S.A.) (not licensed in New York), Boston, MA 02116, and John Hancock Life Insurance Company of New York, Valhalla, NY 10595, herein collectively referred to as John Hancock. Registered insurance products are offered through John Hancock Distributors LLC, 197 Clarendon Street, Boston, MA 02116, through other broker dealers that have a selling agreement with John Hancock Distributors LLC.

3.	Vote in one of three ways (see the enclosed proxy statement for details):

•	Go online to www.proxyvote.com and submit your voting instructions,

•	Call 1-800-690-6903, or

•	Complete the enclosed proxy card and mail it to the address provided

What the changes mean to you

More consistent returns over the long term — The Lifestyle Trusts would continue to allocate assets between equity and fixed-income mutual funds, and also introduce an allocation to cash or cash equivalents, seeking to meet a target volatility range and to limit the magnitude of the Lifestyle Trusts’ losses. By seeking to manage the volatility of the Lifestyle Trusts, these changes should provide more consistent returns and help to achieve superior risk-adjusted returns over a full market cycle, particularly during periods of significant market downturns and highly volatile equity markets.

There is no guarantee that the investment objectives will be successful or that these results will be achieved. The Lifestyle Trusts could also underperform funds that do not use a managed volatility strategy during periods of high or low volatility.

Advisory fee remains the same — Adopting the new investment objectives will not increase the fees you pay. John Hancock Investment Management Services, LLC (the Trust’s investment adviser) will pay the cost from its current advisory fee. See Proposal 2 in the enclosed proxy statement for details.

Guarantees remain the same — The current guarantees in your variable life insurance policy will not change. If the new investment objectives are successful in improving Lifestyle Trust performance and achieving more consistent returns over time, the John Hancock Life Insurance Companies will benefit from reduced financial exposure to the guarantees of your policy and correspondingly lower financial resources to support these guarantees. Please refer to Proposal 1 in the enclosed proxy statement for a full discussion of the advantages and disadvantages of the proposed changes.

You can choose other investment options

If the proposed changes are approved, the new investment objectives will be implemented on or after January 13, 2014, for all variable life insurance policies with underlying investments in a Lifestyle Trust portfolio.

If you and your financial advisor feel that the Lifestyle Trusts are no longer the right investment options, you can transfer to any of the other investment options available under your policy, as detailed in your product prospectus, dated April 29, 2013, both prior to and following the adoption of these proposals, without compromising the guarantees in your policy.

Thank you for investing with John Hancock Variable Insurance Trust.

Sincerely,

Michael Doughty
President, John Hancock Insurance

Customer Service 1 John Hancock Way, Suite 1350, Boston, MA 02217-1099 (800) 721-0111	www.jhlifeinsurance.com

Insurance products are issued by John Hancock Life Insurance Company (U.S.A.) (not licensed in New York), Boston, MA 02116, and John Hancock Life Insurance Company of New York, Valhalla, NY 10595, herein collectively referred to as John Hancock. Registered insurance products are offered through John Hancock Distributors LLC, 197 Clarendon Street, Boston, MA 02116, through other broker dealers that have a selling agreement with John Hancock Distributors LLC.

The portfolios in the John Hancock Variable Insurance Trust described above are not retail mutual funds and are only available under variable annuity contracts, variable life policies or through participation in tax-qualified retirement plans. Although the portfolios’ asset manager or subadvisors may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any portfolio’s investment results will be comparable to the investment results of any other fund, including other funds with the same asset manager or subadvisor. Variable products are not FDIC insured, are long-term contracts designed for retirement purposes, and are subject to investment risk, including the possible loss of principal.

Contact 800-387-2747 or 888-267-7781 (NY) or visit www.jhlifeinsurance.com for more information, including product and fund prospectuses with details about investment objectives, risks, fees, charges, and expenses, as well as other information about the investment company. The prospectuses contain this and other information on the product and the underlying portfolios. Please read the prospectuses carefully before investing.

Customer Service 1 John Hancock Way, Suite 1350, Boston, MA 02217-1099 (800) 721-0111	www.jhlifeinsurance.com

Insurance products are issued by John Hancock Life Insurance Company (U.S.A.) (not licensed in New York), Boston, MA 02116, and John Hancock Life Insurance Company of New York, Valhalla, NY 10595, herein collectively referred to as John Hancock. Registered insurance products are offered through John Hancock Distributors LLC, 197 Clarendon Street, Boston, MA 02116, through other broker dealers that have a selling agreement with John Hancock Distributors LLC.

October [—], 2013

[Client name]

[Address]

[Contract number]

I am writing to you because you have a John Hancock group annuity contract (the “Plan”) that offers Guaranteed Income for Life Select as a Feature under your Plan. The Feature offers certain underlying investments (“Lifestyle Trusts”) to the participants who elect Guaranteed Income for Life Select.

A special meeting of shareholders of the John Hancock Variable Insurance Trust (the Trust) will be held on December 4, 2013, in Boston, Massachusetts. The board of trustees of the Trust is asking you to vote on two proposals that affect the management of each Lifestyle Trust offered under the Feature.

The first proposal you will vote on would change the investment objectives and policies of the Lifestyle Trusts, offered under the Feature, to seek more consistent returns over the long term. The second proposal you will vote on would modify the subadvisory agreement between the Lifestyle Trusts’ investment adviser, John Hancock Investment Management Services, LLC and the Lifestyle Trusts’ subadvisor, John Hancock Asset Management. This change will not increase the fees your Plan participants pay.

If the new investment proposal is adopted and is not appropriate for your Plan and/or participants, you can “opt out” as detailed below under “Speak to your financial advisor.” The information in this package explains the proposals in greater detail.

You can find additional information at www.jhrps.com/managedvolatility (or in New York www.jhrps.com/ny/managedvolatility) or call one of our Customer Service Representatives at 800-721-0111, Monday through Friday, from 8 a.m. to 8 p.m., Eastern Time.

What you need to do

1.	Read the information in this package to learn about the proposals and decide how you want to vote.

2.	Speak to your financial advisor if you have questions about the proposed changes. In determining how to vote, you should evaluate the proposed changes carefully with your financial advisor to ensure the Lifestyle Trusts remain aligned with your Plan’s investing goals, risk tolerance, and expectation of the guaranteed benefits provided for your John Hancock group annuity contract under the Feature. If these proposals do not align with your Plan objectives, you can “opt out” by choosing alternative investment options both prior to and following the implementation of this proposal even if you vote in favor of the changes.

For example, if you have a John Hancock group annuity contract with a guaranteed minimum withdrawal benefit offered under Guaranteed Income for Life Select Feature and participants are expecting to withdraw income benefits for life, they may derive little benefit from the new investment objectives. If participants are expecting to withdraw cash from their John Hancock group annuity contract, the new investment objectives are seeking more consistent returns that may be more suitable in meeting your participants’ financial needs. Whether the new investment objectives are appropriate for your Plan and/or participants or whether you should “opt out” is dependent upon your Plan’s and participant’s specific circumstances. Please refer to Sections 9 through 12 of the proxy statement regarding potential advantages, disadvantages, and your options available under this proposal.

3.	Vote in one of three ways (see the enclosed proxy statement for details):

•	Go online to www.proxyvote.com and submit your voting instructions,

•	Call 1-800-690-6903, or

•	Complete the enclosed proxy card and mail it to the address provided

What the changes mean to you

More consistent returns over the long term — The Lifestyle Trusts would continue to allocate assets between equity and fixed-income mutual funds, and also introduce an allocation to cash or cash equivalents, seeking to meet a target volatility range and to limit the magnitude of the Lifestyle Trusts losses. By seeking to manage the volatility of the Lifestyle Trusts, this should provide more consistent returns to participants and help to achieve superior risk-adjusted returns over a full market cycle, particularly during periods of significant market downturns and highly volatile equity markets.

There is no guarantee that the investment objectives will be successful or that these results will be achieved. The Lifestyle Trusts could also underperform funds that do not use a managed volatility strategy during periods of high or low volatility.

Advisory fee remains the same — Adopting the new investment objectives will not increase the fees your Plan participants pay. John Hancock Investment Management Services, LLC (the Trust’s investment adviser) will pay the cost from its current advisory fee. See Proposal 2 in the enclosed proxy statement for details.

Guarantees remain the same — The current guarantees in your John Hancock group annuity contract offered under the Feature will not change. Potential increases in future guaranteed benefits are directly linked to future Lifestyle Trust performance. The proposed changes may impact the future growth of your Plan participants guaranteed benefits offered under the Feature. Please refer to Proposal 1 in the enclosed proxy statement for a full discussion of the advantages and disadvantages of the proposed changes.

If the new investment objectives are successful in improving Lifestyle Trust performance and achieving more consistent returns over time, the John Hancock Life Insurance Companies will benefit from reduced financial exposure to the guarantees of your contract and correspondingly lower financial resources to support these guarantees.

You can choose other investment options

If the proposed changes are approved, the new investment objectives will be implemented on or after January 13, 2014, for all John Hancock group annuity contracts with underlying investments in a Lifestyle Trust portfolio.

If you and your financial advisor feel that the Lifestyle Trusts are no longer the right investment options for the Plan, you can choose to add the alternative investment options and participants can transfer to the other investment options both prior to and following the adoption of these proposals, without compromising the guarantees offered under their Feature. You’ll find a list of these options attached to this letter, along with instructions on how participants can execute a transfer.

Thank you for investing with John Hancock Retirement Plan Services.

Sincerely,

/s/ Hugh McHaffie
Hugh McHaffie
President, John Hancock Wealth Management

To obtain group annuity investment option Fund sheets and prospectuses for each sub-account’s underlying investment vehicle call 1-800-574-5557 for a plan sponsor with a plan domiciled in New York, for a plan sponsor with a plan domiciled in all other states call 1-800-333-0963. These documents contain complete details on investment objectives, risks, fees, charges and expenses as well as other information about the underlying investment vehicle, which should be carefully considered. Please read these documents carefully prior to investing.

John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) and John Hancock Life Insurance Company of New York (John Hancock New York) herein collectively referred to as “John Hancock”.

Although Guaranteed Income for Life Select provides a guaranteed income base as well as guaranteed minimum withdrawal benefits, Guaranteed Income for Life Select investment options are variable investments and may lose value. The guarantees provided are contingent on the plan’s trustee’s election to continue maintaining its group annuity contract with John Hancock or the election of a participant to rollover his or her benefits to a recipient rollover vehicle available from John Hancock upon termination of participation in the plan. Guarantees of withdrawals provided under the “Guaranteed Income for Life Select” are supported by John Hancock’s general account and are contingent on the claims paying ability of John Hancock and does not apply to the investment performance or safety of the underlying portfolios. Guarantees are subject to the limitations, terms, and conditions set forth in the Rider.

An additional fee is charged for the guarantee.

Both John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York do business under certain instances using the John Hancock Retirement Plan Services name. Group annuity contracts and recordkeeping agreements are issued by: John Hancock Life Insurance Company (U.S.A.), Boston, MA 02210 (not licensed in New York) and John Hancock Life Insurance Company of New York, Valhalla, NY 10595. Product features and availability may differ by state. John Hancock Investment Management Services, LLC, a registered investment adviser, provides investment information relating to the contracts. Plan administrative services may be provided by John Hancock Retirement Plan Services LLC or a plan consultant selected by the Plan.

© 2013 All rights reserved.

For Plan Sponsor use only. Not for distribution with participants or the public.

October [—], 2013

[Client name]

[Address]

[Contract number]

Choice of investment options under Guaranteed Income for Life Select

If you choose to add the alternative investment options to your John Hancock group annuity contract, subject to all required legal and regulatory approval, your Plan participants can transfer to any of the following investment options without compromising the guarantees offered under Guaranteed Income for Life Select Feature. Please visit www.jhrps.com/managedvolatility (or in New York www.jhrps.com/ny/managedvolatility) for more information about these funds and their investment objectives.

Participants may transfer to any of these investment options by accessing their account online at www.jhpensions.com (or www.jhnypensions.com in New York) or by calling Participant Services at 800-395-1113, Monday through Friday, from 8 a.m. to 8 p.m., Eastern Time.

Alternative Investment Options	Fund manager

The following funds invest in the same way as the Lifestyle Trusts, but use passive investments and do not use a managed volatility strategy. They will be available as of November 11, 2013.

Select Lifestyle Conservative Portfolio	JH Asset Management

Select Lifestyle Moderate Portfolio	JH Asset Management

Select Lifestyle Balanced Portfolio	JH Asset Management

Select Lifestyle Growth Portfolio	JH Asset Management

For Plan Sponsor use only. Not for distribution with participants or the public.

October [—], 2013

[Client name]

[Address]

[Contract number]

I am writing to you because you own a variable annuity contract that holds a Lifestyle Trust as an underlying investment.

A special meeting of shareholders of the John Hancock Variable Insurance Trust (the Trust) will be held on December 4, 2013, in Boston, Massachusetts. The board of trustees of the Trust is asking you to vote on two proposals that affect the management of each Lifestyle Trust in which you are invested.

The first proposal you will vote on would change the investment objectives and policies of the Lifestyle Trusts to seek more consistent returns over the long term. The second proposal you will vote on would modify the subadvisory agreement between the Lifestyle Trusts’ investment adviser, John Hancock Investment Management Services, LLC and the Lifestyle Trusts’ subadvisor, John Hancock Asset Management. This change will not increase the fees you pay.

If the new investment proposal is adopted and is not appropriate for you, you can “opt out” as detailed below under “Speak to your financial advisor.” The information in this package explains the proposals in greater detail.

You can find additional information at www.jhannuities.com/loc, or call one of our Customer Service Representatives at 800-721-0111, Monday through Friday, from 8 a.m. to 6 p.m., Eastern Time.

What you need to do

1.	Read the information in this package to learn about the proposals and decide how you want to vote.

2.	Speak to your financial advisor if you have questions about the proposed changes. In determining how to vote, you should evaluate the proposed changes carefully with your financial advisor to ensure the Lifestyle Trusts remain aligned with your investing goals, risk tolerance, and expectation of the guaranteed benefits provided by your variable annuity contract, or by your particular cash withdrawal requirements. If these proposals do not align with your objectives, you can “opt out” by choosing alternative investment options both prior to and following the implementation of this proposal even if you vote in favor of the changes.

For example, if you own a variable annuity with a guaranteed minimum withdrawal benefit and are expecting to withdraw income benefits for a specific period of time or for life, you may derive little benefit from the new investment objectives. If you are expecting to withdraw cash from your annuity, the new investment objectives are seeking more consistent returns that may be more suitable in meeting your financial needs. Whether the new investment objectives are appropriate for you or whether you should “opt out” is dependent upon your specific circumstances. Please refer to Sections 9 through 12 of the enclosed proxy statement regarding potential advantages, disadvantages, and your options available under this proposal.

3.	Vote in one of three ways (see the enclosed proxy statement for details):

•	Go online to www.proxyvote.com and submit your voting instructions,

•	Call 1-800-690-6903, or

•	Complete the enclosed proxy card and mail it to the address provided

What the changes mean to you

More consistent returns over the long term — The Lifestyle Trusts would continue to allocate assets between equity and fixed-income mutual funds, and also introduce an allocation to cash or cash equivalents, seeking to meet a target volatility range and to limit the magnitude of the Lifestyle Trusts’ losses. By seeking to manage the volatility of the Lifestyle Trusts, these changes should provide more consistent returns and help to achieve superior risk-adjusted returns over a full market cycle, particularly during periods of significant market downturns and highly volatile equity markets.

There is no guarantee that the investment objectives will be successful or that these results will be achieved. The Lifestyle Trusts could also underperform funds that do not use a managed volatility strategy during periods of high or low volatility.

Advisory fee remains the same — Adopting the new investment objectives will not increase the fees you pay. John Hancock Investment Management Services, LLC (the Trust’s investment adviser) will pay the cost from its current advisory fee. See Proposal 2 in the enclosed proxy statement for details.

Guarantees remain the same — The current guarantees in your variable annuity contract will not change. Potential increases in future guaranteed benefits are directly linked to future Lifestyle Trust performance. The proposed changes may impact the future growth of your guaranteed benefits. Please refer to Proposal 1 in the enclosed proxy statement for a full discussion of the advantages and disadvantages of the proposed changes.

If the new investment objectives are successful in improving the Lifestyle Trusts’ performance and achieving more consistent returns over time, the John Hancock Life Insurance Companies will benefit from reduced financial exposure to the guarantees of your contract and correspondingly lower financial resources to support these guarantees.

You can choose other investment options

If the proposed changes are approved, the new investment objectives will be implemented on or after January 13, 2014, for all variable annuity contracts with underlying investments in a Lifestyle Trust.

If you and your financial advisor feel that the Lifestyle Trusts are no longer the right investment options, you can transfer to other investment options both prior to and following the adoption of these proposals, without compromising the guarantees in your contract. You’ll find a list of these options attached to this letter, along with instructions on how to execute a transfer.

Thank you for investing with John Hancock Variable Insurance Trust.

Sincerely,

/s/ Hugh McHaffie
Hugh McHaffie
President, John Hancock Wealth Management

The portfolios in the John Hancock Variable Insurance Trust described above are not retail mutual funds and are only available under variable annuity contracts, variable life policies, or through participation in tax-qualified retirement plans. Although the portfolios’ asset manager or subadvisors may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any portfolio’s investment results will be comparable to the investment results of any other fund, including other funds with the same asset manager or subadvisor. Past performance is not a guarantee of future results.

Variable annuities are not FDIC insured, are long-term contracts designed for retirement purposes, and are subject to investment risk, including the possible loss of principal.

Insurance products are issued by John Hancock Life Insurance Company (U.S.A.) (not licensed in New York), Boston, MA 02116, and John Hancock Life Insurance Company of New York, Valhalla, NY 10595, herein collectively referred to as John Hancock. Registered insurance products are offered through John Hancock Distributors LLC, 197 Clarendon Street, Boston, MA 02116, through other broker-dealers that have a selling agreement with John Hancock Distributors LLC.

Call 800-721-0111 or visit jhannuities.com or jhannuitiesnewyork.com for more information, including product and fund prospectuses with details about investment objectives, risks, fees, charges, and expenses, as well as other information about the investment company. The prospectuses contain this and other information on the product and the underlying portfolios. Please read the prospectuses carefully before investing.

October [—], 2013

[Client name]

[Address]

[Contract number]

Choice of variable investment options

You can transfer to any of the following investment options without compromising the guarantees in your contract or policy. Please visit www.jhannuities.com for more information about these investment options and their investment objectives.

You may transfer to any of these investment options by accessing your account at www.jhannuities.com or by calling one of our Customer Service Representatives at 800-721-0111, Monday through Friday, from 8 a.m. to 6 p.m., Eastern Time.

Trust name	Fund manager

Total Bond Market	Declaration

Core Strategy	JH Asset Management

Ultra Short Term Bond	JH Asset Management

Money Market	JH Asset Management

Lifestyle Conservative*	JH Asset Management

Lifestyle Moderate*	JH Asset Management

Lifestyle Balanced*	JH Asset Management

Lifestyle Growth*	JH Asset Management

The following funds invest in the same way as the Lifestyle Trusts, but use passive investments and do not use a managed volatility strategy. They will be available as of December 6, 2013.

Lifestyle Conservative PS	JH Asset Management

Lifestyle Moderate PS	JH Asset Management

Lifestyle Balanced PS	JH Asset Management

Lifestyle Growth PS	JH Asset Management

*	These are the Lifestyle Trusts that the votes for Proposal 1 and 2 are being requested.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

John Hancock Variable Insurance Trust

Lifestyle Aggressive Trust

Lifestyle Growth Trust

Lifestyle Balanced Trust

Lifestyle Moderate Trust

Lifestyle Conservative Trust

The John Hancock Variable Insurance Trust is holding a special meeting of shareholders of the Lifestyle Trusts:

When Wednesday, December 4, 2013 10:00 a.m. Eastern Time	Where John Hancock Variable Insurance Trust 601 Congress Street Boston, Massachusetts 02210

What the meeting will cover

1.	Approval to change the investment objectives and policies of the Lifestyle Trusts.

This change would allow the Lifestyle Trusts to be invested in a way that seeks to:

•	manage volatility of returns, and

•	limit the magnitude of portfolio losses.

2.	Approval to make a change to the subadvisory agreement between John Hancock Investment Management Services, LLC (the Trust’s investment adviser) and John Hancock Asset Management (the subadviser). This change would increase the subadvisory fee paid to the subadviser to implement the new strategy.

The change will not increase the advisory fees you pay. Instead, the investment adviser will pay the increased fee to John Hancock Asset Management from its current advisory fee.

3.	Any other business that may properly come before the meeting.

The board of trustees unanimously recommends you vote FOR the two proposals.

This is an important meeting

You are entitled to vote if you were a contract or policy owner invested in a Lifestyle Trust as of the close of business on October 6, 2013, the record date as set by the board of trustees.

The enclosed proxy statement tells you about the meeting, the proposals you will be voting on and the voting process. You can also download a copy at http://www.johnhancock.com/proxystatement/Re_JHVIT_Proxystatement_[ ].pdf

1.	Read through the proxy statement and decide how you want to vote.

2.	Vote in one of three ways (see About voting on page [—] for details):

•	complete the enclosed voting instruction form and mail it to the address provided,

•	give voting instructions by touch-tone telephone by calling (800) 690-6903, or

•	go online to www.proxyvote.com and submit your voting instructions.

If you submit your voting instructions and then change your mind, you can revoke your voting instruction.

Proxy materials are being mailed to contract and policy holders on or about October 30, 2013.

By order of the board of trustees of John Hancock Variable Insurance Trust,

Sincerely,

Thomas M. Kinzler

Secretary

John Hancock Variable Insurance Trust

October [—], 2013

Boston, Massachusetts

John Hancock

Variable Insurance Trust

Lifestyle Aggressive Trust

Lifestyle Growth Trust

Lifestyle Balanced Trust

Lifestyle Moderate Trust

Lifestyle Conservative Trust

PROXY STATEMENT

October [—], 2013

SPECIAL MEETING OF SHAREHOLDERS

We are holding a special meeting of shareholders on December 4, 2013 about two proposed changes that affect the management of the Lifestyle Trusts.

Please take some time to read this proxy statement to learn more about the two proposals and decide how you want to vote.

Your vote is important.

When

Wednesday, December 4, 2013

10:00 a.m. Eastern Time

Where

John Hancock Variable Insurance Trust

601 Congress Street

Boston, Massachusetts 02210

ii

Why you are receiving this document

We are sending you this proxy statement and a voting instruction form because you owned a variable annuity or variable life contract or policy with underlying investments in shares of John Hancock Variable Insurance Trust (the “Trust”) as of the close of business on October 6, 2013.

We are holding a special meeting of shareholders

The special meeting of John Hancock Variable Insurance Trust shareholders will be held at 601 Congress Street in Boston on December 4, 2013.

       You have the right to vote

       The board is asking you to vote on two proposals that affect the management of the five Lifestyle Trusts.

1.    A change in investment strategy designed to help each Lifestyle Trust seek to manage volatility of returns and limit the magnitude of portfolio losses.

2.    A change in the subadvisory agreement between John Hancock Investment Management Services, LLC (the Trust’s investment adviser) and John Hancock Asset Management (the subadviser), with respect to each Lifestyle Trust. This change would increase the fee paid to the subadviser to implement the new strategy. The change will not increase the advisory fees you pay. Instead, the investment adviser will pay the increased fee to John Hancock Asset Management from its current advisory fee.

       These proposals do not change the current features, benefits or guarantees of your contract or policy, and do not increase the advisory fees you pay. See About the proposals on page [—] for details.

       If the new strategy is approved but you feel it is not appropriate for you, other options are available to you. Talk to your financial adviser about the other investment options available to you.

Your vote is important

This document tells you about the special meeting, the proposals you will be voting on and the voting process.

1.    Read through this document and decide how you want to vote.

2.    Vote in one of three ways (see About voting on page [—]):

•       complete the enclosed voting instruction form and mail it to the address provided,

•       give voting instructions by touch-tone telephone by calling (800) 690-6903, or

•       go online to www.proxyvote.com and submit your voting instructions.

Thank you for investing in John Hancock Variable Insurance Trust

The board has approved the proposals described in this proxy statement and authorized us to send it to you.

The Trust is soliciting your voting instruction by mail. You may also be contacted in person or by phone by one of its officers or employees, agents or affiliates. The investment adviser pays the cost of the proxy materials and for soliciting your voting instruction.

Proxy materials are being mailed to contract and policy holders on or about October 30, 2013.

By order of the board of trustees,

October [—], 2013

Boston, Massachusetts

In this document:

•	we, us, our and Trust mean John Hancock Variable Insurance Trust

•	you and your mean owners of variable annuity or variable life contracts or policies with underlying investments in a Lifestyle Trust

•	meeting and special meeting mean our 2013 special meeting of shareholders

•	board means our board of trustees

•	record date means October 6, 2013 (as set by the board according to the terms of the Trust’s Agreement and Declaration of Trust)

•	variable annuity refers to any variable annuity or group annuity contract or policy with underlying investments in shares of John Hancock Variable Insurance Trust

•	investment adviser means John Hancock Investment Management Services, LLC

•	standard deviation of returns means the measure of return dispersion around the mean (average) return and depicts how widely returns varied over a certain period of time

•	risk adjusted return means the return an investment provides given the level of risk associated with the investment, as measured by the Sharpe Ratio; this is a performance statistic that measures reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s risk adjusted performance.

John Hancock Variable Insurance Trust includes five mutual fund portfolios or funds of funds (called the Lifestyle Trusts) that cater to different investor risk tolerances:

•	Lifestyle Aggressive Trust

•	Lifestyle Growth Trust

•	Lifestyle Balanced Trust

•	Lifestyle Moderate Trust

•	Lifestyle Conservative Trust

We are a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the 1940 Act). Our office is located at 601 Congress Street, Boston, Massachusetts 02210.

See About John Hancock starting on page [—] for more information about the John Hancock companies affiliated with the Trust.

What the meeting is about

The board is asking you to vote on two proposals that affect the management of the Lifestyle Trusts.

These proposals do not change the features, benefits or guarantees of your contract or policy, and do not increase the advisory fees you pay.

	Proposal	Fund or class of shareholders solicited

1.	Approval of changes to the investment objectives and investment policies of Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.	Shareholders of each Lifestyle Trust will vote separately on Proposal 1.

2.	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management and John Hancock Investment Management Services, LLC to increase the subadvisory fee payable by John Hancock Investment Management Services, LLC to John Hancock Asset Management. The proposed subadvisory fee increase will be borne solely by John Hancock Investment Management Services, LLC and will not result in any increase in advisory fees borne by the Lifestyle Trusts or their shareholders.	Shareholders of each Lifestyle Trust will vote separately on Proposal 2.

3.	Any other business that may properly come before the meeting.	Shareholders will vote separately on any other business specific to a specific Lifestyle Trust.

Proposal 1 – Approval to change the investment objectives and policies of the Lifestyle Trusts (see page [—])

This change would allow the Lifestyle Trusts to be invested in a way that seeks to:

•	manage volatility of returns, and

•	limit the magnitude of portfolio losses.

Proposal 2 – Approval to make a change to the subadvisory agreement between the Trust’s investment adviser and subadviser (see page [—])

The advisory fee provided to the investment adviser, which the shareholder pays, will not increase. We are seeking approval of an increase in the payment from John Hancock Investment Management Services, LLC (the Trust’s investment adviser) to the subadviser, John Hancock Asset Management, to cover costs of managing the new strategy.

The change will not increase the advisory fees you pay. Instead, the investment adviser will pay the increased fee to John Hancock Asset Management from its current advisory fee.

What the board recommends

The board of trustees recommends you vote FOR Proposal 1 and FOR Proposal 2.

Proposal 1 will be implemented with respect to a Lifestyle Trust if the shareholders of that Lifestyle Trust approve Proposal 1.

Proposal 2 will be implemented with respect to a Lifestyle Trust only if the shareholders of that Lifestyle Trust approve Proposal 1 and also approve Proposal 2.

See About voting on page [—] for more information.

Shareholder proposals for future meetings

If a shareholder has a proposal the shareholder would like presented at a future shareholder meeting, the shareholder must send it to us a reasonable time before proxies are solicited for the meeting, to give us sufficient time to review it and consider including it in the proxy materials. We are not required to hold annual shareholder meetings, and have not set a date for the next meeting.

About Proposal 1

Approval to change the investment objectives and policies of the Lifestyle Trusts to implement a managed volatility strategy

The global financial crisis of 2008-2009, with its continuing uncertainty as to the global economic outlook, resulted in periods of significant volatility in the markets. This volatility or fluctuation in the markets and the associated depressed returns, exceeded the risk tolerances of many investors. Investment in diversified mutual fund asset classes had historically tended to minimize overall performance fluctuation and reduce the risk of large losses. During the financial crisis, as uncertainty gripped many different financial markets and asset classes simultaneously, this approach did not manage this risk as it had previously. This experience has convinced us at John Hancock that an additional approach to diversify this risk is needed, and has prompted us to seek new methods to manage it.

A managed volatility strategy is designed to address these challenges.

This change would allow the Lifestyle Trusts to be invested in a way that seeks to:

•	manage volatility of returns, and

•	limit the magnitude of portfolio losses.

The new investment strategy will not increase the advisory fees you pay. Instead, the investment adviser will pay an increased advisory fee payable to the Lifestyle Trusts’ subadviser in connection with the implementation of the new strategy. The investment adviser will pay each of these fees from its current advisory fee, as described in Proposal 2.

If the new strategy is approved but you feel it is not appropriate for you, other options are available to you. Talk to your financial adviser about the other investment options available to you.

The board recommends you vote FOR changing the investment objectives and policies of your Lifestyle Trust to implement a managed volatility strategy.

The following questions and answers provide more information about the proposed changes.

1.	What are the proposed changes?

Owners of variable annuity or variable life contracts or policies with underlying investments in a Lifestyle Trust are being asked to approve changes to the investment objective and policies of that Lifestyle Trust that would permit the portfolio to be invested in a manner seeking to:

•	manage volatility of returns, and

•	limit the magnitude of portfolio losses.

These are two distinct but complementary elements of the proposed new investment strategy.

2.	What is portfolio volatility and why is managing it important? How does it relate to limiting the magnitude of portfolio losses?

Volatility is a measure of the variability in a fund’s performance over time relative to its average historical return. Volatility reached unusually high levels during the recent financial crisis. The graph below compares short term volatility of returns (i.e., the rolling 12-month average volatility) of the S&P 500 index (an equity index tracking 500 large capitalization companies in various industries) to the long term volatility of returns (i.e., the 13-year historical average volatility) from 2000 to 2012. As you can see from the graph, volatility tends to average near 15%. For most of the mid-2000s, volatility had been low. Then, in 2008, volatility surged to more than 30%. In recent years, it has settled back within a more typical range.

The goal of managing volatility is to reduce the variability of equity returns over the long term (7 to 10 years).

A portfolio that manages volatility will still experience gains and losses, but the degree of short term fluctuation of returns relative to the long term average return should be lessened. It is also important to understand that, even if volatility is managed successfully, and returns compared to their historical averages are smoothed out, a portfolio could still experience large losses, either in the short term or during a prolonged decline in financial markets. In addition, during periods in which securities markets rise rapidly, a portfolio that manages volatility may underperform a portfolio that does not use volatility management techniques. Seeking to manage volatility and limit the magnitude of portfolio losses, in each case with respect to the equity portion of each Lifestyle Trust’s portfolio, are therefore two distinct but complementary elements of the proposed new investment strategy. These two elements of the strategy are described in question 3, below.

The investment adviser has advised the board that it believes a combination of the two elements is important to optimize long term risk adjusted returns.

Note also that at any given point in time, a managed volatility portfolio may outperform or underperform a portfolio with comparable objectives and policies that does not seek to manage volatility. There can be no assurance that a Lifestyle Trust will be successful in managing portfolio volatility or limiting the magnitude of portfolio losses.

See questions 9, 10 and 11 below for information about the potential advantages and disadvantages to you of investing in a portfolio seeking to manage volatility and limit the magnitude of losses.

3.	What exactly are the proposed changes?

Current approach

The Lifestyle Trusts currently operate as asset allocation portfolios, investing primarily in other actively managed mutual funds offered by John Hancock.

Each Lifestyle Trust normally invests a certain percentage of its assets in underlying funds that invest primarily in equity securities and a certain percentage of its assets in underlying funds that invest primarily in fixed income securities, except the Lifestyle Aggressive Trust which currently invests substantially all of its assets in underlying funds that invest in equity securities under normal market conditions.

The table below shows each Lifestyle Trust’s current investment objectives and its target allocations to equity and fixed income funds. Allocations in normal circumstances are permitted to vary from the targets by as much as 10% in either direction. For example, Lifestyle Growth Trust’s allocation to equity underlying funds may be as high as 80% or as low as 60%, while its allocation to fixed income underlying funds could be as low as 20% or as high as 40%. In certain unusual circumstances, a variance of more than 10% may be permitted temporarily.

		Current target allocations to underlying funds		Current permitted
Lifestyle Trust	Current investment objectives	Equity funds	Fixed income funds	variance
Lifestyle Aggressive Trust	To seek long term growth of capital. Current income is not a consideration.	100%	0%	+/- 10%

Lifestyle Growth Trust	To seek long term growth of capital. Current income is also a consideration.	70%	30%	+/- 10%

Lifestyle Balanced Trust	To seek a balance between a high level of income and growth of capital, with a greater emphasis on growth of capital.	50%	50%	+/- 10%

Lifestyle Moderate Trust	To seek a balance between a high level of income and growth of capital, with a greater emphasis on income.	40%	60%	+/- 10%

Lifestyle Conservative Trust	To seek a high level of current income with some consideration to growth of capital.	20%	80%	+/- 10%

Proposed changes

It is proposed that:

•	the investment objectives of each Lifestyle Trust be amended, as noted in italics in the table below, and

•	the investment policies of each Lifestyle Trust be amended to permit each portfolio to be invested in a way that seeks to manage volatility of returns and limit the magnitude of portfolio losses.

Lifestyle Trust	Proposed investment objectives*

Lifestyle Aggressive Trust	To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Growth Trust	To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Balanced Trust	To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Moderate Trust	To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Conservative Trust	To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

*	The investment objectives of the Lifestyle Trusts are currently nonfundamental. If the proposal is approved, the investment objectives will remain nonfundamental and subject to change without shareholder approval.

Each Lifestyle Trust would seek to manage the volatility of returns (as measured by annualized standard deviation of returns) within the volatility ranges noted in the table below.

Each Lifestyle Trust would also continue to allocate its assets between equity and fixed income mutual funds, as indicated in the table below. These allocations could vary from their targets in order to manage the portfolio to its volatility range.

Each Lifestyle Trust would also invest in cash and cash equivalent investments as a third asset class. Each Lifestyle Trust would also use equity index and fixed income futures and similar instruments in a way such that actual exposure to each of the three asset classes could vary significantly.

Lifestyle Trust	Proposed target volatility range	Proposed permitted variance in exposure to three asset classes
		Equity	Fixed income	Cash
Lifestyle Aggressive Trust	15% - 18.5%	100% to 0%	0% to 100%	0% to 100%
Lifestyle Growth Trust	11% - 13%	77% to 0%	0% to 100%	0% to 100%
Lifestyle Balanced Trust	8.25% - 10.25%	55% to 0%	0% to 100%	0% to 100%
Lifestyle Moderate Trust	7% - 9%	44% to 0%	0% to 100%	0% to 100%
Lifestyle Conservative Trust	5.5% - 6.5%	22% to 0%	0% to 100%	0% to 100%

Using a combination of these methods, the investment strategy would seek to reduce exposure generally to equity assets during periods of high anticipated and actual volatility in these asset classes and increase the exposure in less volatile periods.

In extremely volatile equity markets, a Lifestyle Trust could have a very significant allocation to cash or cash equivalents. In addition, a Lifestyle Trust would expect to hold, on a continuing basis, a portion of assets in cash as collateral required to cover its obligations under the instruments used in its strategy. Historically, volatility of returns has been materially higher for equity mutual funds than fixed income mutual funds.

At present, the focus of the new strategy is generally to reduce equity exposure in order to manage the volatility of the portfolio returns. In addition, if fixed income mutual fund volatility causes the overall portfolio to exceed its target by a significant margin, fixed income mutual funds may be divested and the proceeds reinvested in the cash alternatives to attempt to reduce volatility.

For example, during a period of extreme market volatility, a Lifestyle Trust’s economic exposure to equity securities could be reduced to as little as 0% and its economic exposure to cash and cash equivalents could increase to as much as 100%. The table above illustrates the range of possible effects of the proposed strategy as applied to the current underlying fund allocation approach if the new investment objective and policy changes were to be approved.

Actual volatility could vary from the ranges in the table. For example, during periods of prolonged low market volatility, the actual volatility experienced by a Lifestyle Trust will likely fall below the range due to maximum limits on equity and fixed income exposures. John Hancock Asset Management could adjust the ranges from time to time.

John Hancock Asset Management may also elect to invest in fixed income derivatives in order to reduce the net fixed income exposure during periods of increased volatility within the fixed income markets.

Passive strategies

Each Lifestyle Trust currently can invest as much as 100% in passive strategies (such as index funds and index-like funds), instead of actively managed funds. This flexibility will continue whether or not shareholders approve the proposals.

Funds using passive strategies generally do not attempt to use subjective judgments or technical analyses to outperform the market or avoid losses. Also, they tend to be more diversified than actively managed funds, so their performance may be less affected, positively or negatively, by the performance of particular issuers than a more concentrated actively managed fund.

For a more complete description of the new objective and strategies as they would appear in each Lifestyle Trust’s prospectus, see Appendix A, which compares the current and proposed investment objectives and policies.

4.	Would the new strategy seek to protect against high fixed income volatility and fixed income losses?

Not presently.

•	The new managed volatility investment strategy currently does not reduce fixed income exposure when the portfolio volatility is above the target range or the portfolio is experiencing losses in fixed income. It is primarily focused on managing exposures to equities in seeking to manage volatility and limit the magnitude portfolio losses.

•	The fixed income allocation will continue to be managed using the current investment objectives both prior to and following the implementation of the managed volatility investment strategy. John Hancock Asset Management will continue to use a diversified, multi-managed, multi-asset class approach to the fixed income allocation. John Hancock Asset Management will continue to seek to actively manage the risk within the fixed income allocation by periodically adjusting the asset class, duration and credit exposure in order to achieve the investment objective.

•	If the portfolio experiences extreme fixed income volatility and losses as a result of the fixed income allocation, John Hancock Asset Management has the ability to redeem from the underlying fixed income funds in order to hold cash or cash equivalents.

•	In the future, the managed volatility strategy or complementary risk management strategies may be employed to reduce exposure to fixed income securities volatility and minimize the magnitude of portfolios losses.

5.	Why are these changes being proposed now?

The following circumstances have prompted the investment adviser to make this proposal to the board:

The global financial crisis of 2008-2009 and the continuing uncertainty about the global economic outlook resulted in periods of significant volatility in the markets. Diversified asset classes, such as equities and fixed income, historically had performed in an uncorrelated manner. That is, when equity securities had performed poorly, fixed income securities had generally tended to perform better, and vice versa. Using a mix of such uncorrelated asset classes historically had tended to reduce portfolio volatility and reduce the risk of large losses. During the global financial crisis, however, this approach did not manage volatility or limit the magnitude of losses as it had previously, as uncertainty gripped many different financial markets, and many asset classes that were expected to perform in an uncorrelated manner instead suffered steep declines simultaneously.

As a result, many types of investors suffered unusually large losses. At the same time, interest rates were unusually low, resulting in little or even no returns on most conservative investment alternatives.

Although it is uncertain whether these circumstances could occur again in the future, this experience has convinced many investors and investment management firms to look for new methods for diversifying risk, managing volatility of returns and limiting the magnitude of portfolio losses.

The changes under Proposal 1 are aimed at helping John Hancock contract owners and policy holders achieve those goals, although there is no guarantee. John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the John Hancock Life Insurance Companies) will also benefit from these changes.

6.	What should I consider in deciding how to vote?

Before making your voting decision, you should consider the following factors, among others:

•	whether the proposed changes are consistent with your investment goals and risk tolerance

•	the impact of portfolio returns on future increases to current guarantees

•	potential alternatives to investing in the Lifestyle Trusts

•	the ability to transfer assets from the Lifestyle Trusts into different investments and the potential consequences of doing so

•	potential penalties if you surrender your contract or policy

•	potential tax consequences if you surrender your contract or policy, and

•	the potential effect that withdrawals can have on the liquidity of your contract or policy.

You should consult your financial adviser to help you assess your situation and determine whether your investment, contract or policy is still a suitable investment option for you.

7.	Who would implement the new investment strategy?

John Hancock Asset Management, a subadviser to each Lifestyle Trust, would implement the new strategy. The investment adviser and John Hancock Asset Management intend to engage Milliman Financial Risk Management, LLC (Milliman FRM) as a consultant to provide various volatility and risk models. Milliman FRM has extensive experience and expertise with managed volatility modeling, having provided such models since the late 1990s.

Subject to the investment adviser’s customary oversight, John Hancock Asset Management would have exclusive investment discretion with respect to the management of the new strategy.

8.	Will there be an increase in the advisory fee to be paid by my Lifestyle Trust?

No.

There would be no increase in the advisory fee to be paid by any of the Lifestyle Trusts as a result of these changes. Instead, the investment adviser will pay an increased advisory fee payable to the Lifestyle Trusts’ subadviser in connection with the implementation of the new strategy. The investment adviser will pay each of these fees from its current advisory fee, as described in Proposal 2. In addition, at the board’s request, the investment adviser agreed to reduce certain Lifestyle Trust expenses for a period of three years following the implementation of the new investment objective and strategy.

The investment adviser, and not the Lifestyle Trusts, will bear Milliman FRM’s fees.

9.	How might these changes benefit me?

If this strategy is successful, the Lifestyle Trusts may experience superior risk-adjusted returns over the long term (7 to 10 years). In particular, data presented to the board indicates that, in periods of modestly or severely declining equity markets with high volatility, a Lifestyle Trust could provide superior risk adjusted returns relative to a comparable fund that does not use such a strategy. There is, however, no guarantee that the strategy will be successful or that these results will be achieved.

A managed volatility strategy, designed to target a specific level of volatility, should reduce the magnitude of losses during highly volatile, negative equity markets by decreasing the equity exposure and increasing a Lifestyle Trust’s exposure to cash and cash equivalents, thereby reducing the participation in equity market declines. It is important to note that there may be periods when losses in the equity markets occur in low volatility environments. This is why seeking to limit the magnitude of portfolio losses, regardless of volatility, is a separate but complementary element of the new investment strategy.

If the changes in the investment objective and policies of each Lifestyle Trust are successful in managing volatility and limiting the magnitude of portfolio losses, this could translate into higher contract or policy values for owners over the long term (7 to 10 years). This, in turn, could result in greater available balances for contract owner withdrawals as well as improved benefits under the various contracts and policies, such as surrender benefits, death benefits or withdrawal benefits.

Finally, the increased use of passive investments (such as index funds and index-like funds) may decrease somewhat the indirect costs borne by the Lifestyle Trusts in the form of lower underlying fund expenses and are expected to facilitate the Lifestyle Trust’s strategy as described above,

10.	Are there potential disadvantages to the changes?

Yes.

There are several potential disadvantages to the new investment strategy. For example, if the proposed investment objective and policy changes are implemented, a Lifestyle Trust may underperform funds that do not use the volatility management techniques during periods of strong positive market performance, particularly periods when such strong performance is combined with high volatility. This is because a managed volatility fund would, in these market conditions, have less exposure to equities and not participate fully in the larger upside returns during such a volatile period. Also, a Lifestyle Trust may underperform otherwise similar funds in periods of low volatility because the impact of hedging and other volatility management techniques may have the effect of reducing returns without any offsetting benefit in that environment.

The vast majority of variable annuity contracts and variable life insurance policies with contract or policy values invested in the Lifestyle Trusts have embedded guarantees. Owners of these contracts are already paying for these guarantees through contract or policy charges, and therefore have purchased some protection against large losses in their contract or policy benefits (but not necessarily all of the losses the proposed investment changes would seek to avoid).

If you own a variable annuity contract with a guaranteed minimum withdrawal benefit (GMWB) and are expecting to draw benefits over a specific period of time or for life, or a variable life insurance policy with a guaranteed minimum death benefit and expect to use the policy as part of an estate plan, you may derive little benefit from the new investment strategy.

You may be more likely to benefit from the new investment strategy if you are interested in benefitting from accumulated values under your policy or contract. Accordingly, you should consult with your financial and/or tax adviser to determine if the Lifestyle Trusts are still an appropriate investment option for your situation.

Due to the tax deferred characteristics of the variable annuity contracts and policies, transactions at the fund portfolio level related to the new investment strategy should have no adverse tax consequences to you as a contract or policy owner.

11.	Are the advantages and disadvantages the same for all investors?

Not necessarily.

When allocations to equities are reduced, the investment objective and policy changes have the potential to protect all contract and policy holders from declining and volatile equity markets. Similar effects may occur regarding fixed income markets. Based on information provided by the John Hancock Life Insurance Companies, the investment adviser has represented to the Lifestyle Trusts that it believes that all investors may benefit from potentially better risk adjusted performance of the Lifestyle Trusts they have selected if, as a result, they are able to accumulate higher amounts of contract value that could be available for withdrawals, application to an annuity option, enhancement of a death benefit, or other uses.

The investment adviser has represented to the Lifestyle Trusts that owners of contracts and policies with certain types of guaranteed living benefits or guaranteed death benefits already have some degree of protection, through the operation of the guarantee, from market declines of the type the proposed strategy is designed to address. For example, owners of variable annuity contracts having a GMWB (as the majority of these contracts do) may be less vulnerable to such downturns than others because of the John Hancock Life Insurance Companies’ guarantee of an annual minimum income (i.e., withdrawal) amount. These contract owners may, therefore, benefit less from the proposed objective and policy changes than those that do not have these benefits. The higher the allocation to equities in a Lifestyle Trust, the larger the differences in returns would be between that Lifestyle Trust using this risk management strategy and an investment option that does not. Similar considerations apply to variable life insurance policies with guaranteed withdrawal or death benefits and group annuity contracts having “guaranteed income for life” features.

Even among contract or policy owners who have the same guarantee, the John Hancock Life Insurance Companies have reported that there may be significant differences in these contract or policy owners’ actual account values in relation to their respective benefit bases (as defined in the contract prospectus). Some variable annuity contract owners, for example, may have account values that are well below the benefit base of their GMWB guarantee. As a result, withdrawals by these contract owners over time are more likely to be supported by payments of the guaranteed withdrawal amount from the issuing John Hancock Life Insurance Company. Since such a contract or policy owner is already being at least partially protected by the contract guarantee, the contract or policy owner will be less vulnerable to any further losses in his or her contract value than an owner of a contract having the same rider and having more value at risk because his or her contract value exceeds the benefit base.

Certain variable annuity contracts include features that allow the guaranteed benefit base to increase or “step up” when contract value exceeds the guaranteed benefit (e.g., through appreciation). If the new investment strategy reduces upside performance during periods of high volatility, it may also reduce the extent to which a contract owner may benefit from this “step up” feature. You may wish to consider an investment option that offers continuous, greater equity exposure than one of the Lifestyle Trusts under such circumstances.

12.	Do I have other investment options if I feel the new Lifestyle Trust’s investment objective and policies are not appropriate for me?

Yes.

If the proposal is approved as to your Lifestyle Trust and you do not feel the new strategy is appropriate for you, you will have the ability to transfer to other investment options that do not use a managed volatility strategy, without a penalty, or, alternatively, the ability to surrender your contract or policy.

The John Hancock Life Insurance Companies have represented to the Lifestyle Trusts that:

•	any contract or policy owner affected by the changes to the investment objectives and policies will be allowed to transfer his or her contract or policy values to an investment option that does not use the new strategy

•	from November 1, 2013 to July 1, 2014, owners may carry out the transfer of their entire investment out of any Lifestyle Trust to one or more other investment options without charge and the transfer will not be counted against the number of permitted transfers under the owner’s contract or policy.

See the prospectus for your contract or policy for the comparable investment options available to you. You should consult with your financial adviser to determine if an investment option, including the terms of your particular contract or policy, is appropriate for your situation. The investment adviser and John Hancock Life Insurance Companies do not provide investment recommendations to owners of contracts or policies.

If you own a variable annuity contract or variable life insurance policy and feel the new investment strategy is not appropriate for you, and you do not wish to choose one of the alternative investment strategies available, you can choose to surrender the contract or policy. However, there may be adverse consequences to surrendering a specific contract or policy:

•	surrender is a taxable event, and you may be subject to ordinary income taxes and penalties on some or all of the amounts withdrawn that represent income or gain

•	you may have to pay withdrawal charges, and

•	you will lose any guaranteed living benefits, annuity options, life insurance protection and/or any guaranteed death benefits under the contract or policy.

Before you surrender your contract or policy, you should consult your financial adviser for advice about the nature and value of any benefits you might lose, and your ability to replace these benefits or lost value with other suitable products. You should also consult with your tax adviser about any tax consequences.

13.	What are the risks of implementing these investment objective and policy changes?

The Lifestyle Trusts may fail to achieve their investment objectives.

In particular:

•	The proposed strategies may not be successful, may limit “upside” potential in rising markets or may fail to limit losses.

•	The historical quantitative models that the strategy will rely on may not accurately forecast future volatility or losses.

•	Because futures contracts allow a Lifestyle Trust to obtain exposure (long or short) to an underlying asset that far exceeds the amount invested to achieve that exposure, the use of futures may magnify both gains and losses.

•	Using short future positions to hedge a Lifestyle Trust’s portfolios may result instead in losses if the assets that have been “shorted” appreciate. Unlike losses on long positions (which are limited to the amount invested), losses on short positions due to appreciation of the underlying asset are theoretically unlimited. Because the investment adviser intends to take short positions only on securities or baskets of securities owned or represented in the Lifestyle Trust’s portfolio, any losses on short positions resulting from appreciation should be substantially offset by the corresponding “long” position in the portfolio.

•	Because market conditions change, sometimes rapidly and unpredictably, the success of the proposed strategy will depend on the investment adviser’s ability to execute the investment strategy in an efficient and timely manner.

•	There may not be sufficient liquidity in the relevant financial markets to implement the desired position of the strategy, particularly in periods of high market volatility or distress.

•	To the extent a Lifestyle Trust maintains cash collateral required to cover its obligations under the instruments used in its strategy, these collateral holdings may have the effect of reducing overall portfolio returns. In addition, because these collateral positions cannot be eliminated or reduced unless the corresponding obligation is eliminated or reduced, a large position may materially limit the investment adviser’s flexibility in managing a Lifestyle Trust.

Finally, the operation of mutual funds by an investment adviser, such as the investment adviser, affiliated with an insurance company that uses the funds as investment options for its insurance product offerings also involves the risk that the interests and activities of the John Hancock Life Insurance Companies may indirectly affect the management and policies of the Lifestyle Trusts’ portfolios. We have adopted procedures to mitigate such potential conflicts.

See Appendix A for a more complete description of these and other risks.

14.	How do these changes impact the John Hancock Life Insurance Companies?

In addition to investors experiencing adverse investment results, during the financial crisis the diversified asset class approach also resulted in insurance companies’ financial exposure, under the variable annuity contracts, variable life insurance policies and group annuity contracts containing various types of guarantees, to be much larger than anticipated. In addition, the significant decline in interest rates resulted in increased costs to insurance companies to hedge the associated guarantees. As a result of increasing equity market volatility and declining interest rates, under applicable insurance regulations, many insurance companies, including the John Hancock Life Insurance Companies, were required to increase their capital and establish significantly larger reserves against their guarantees and, in some cases, paid out monies pursuant to such guarantees.

The John Hancock Life Insurance Companies, like several other insurance companies, have concluded, in light of unprecedented market volatility, that ongoing prudent financial risk management requires a number of sequential changes to the products they offer. As a further means of providing ongoing prudent risk management, the John Hancock Life Insurance Companies are seeking, for their contract and policy owners, investment options that generally provide a better means of managing volatility while also limiting the John Hancock Life Insurance Companies’ financial exposure on their outstanding contracts and policies that contain guarantees. If the proposal is approved, the John Hancock Life Insurance Companies will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the John Hancock Life Insurance Companies may be material.

If the strategy is successful in improving the performance of the Lifestyle Trusts over time, the John Hancock Life Insurance Companies, and the Lifestyle Trusts’ investment adviser and subadvisers (John Hancock Asset Management and John Hancock Asset Management (North America)), both affiliates of the investment adviser, would also benefit from appreciated assets resulting in higher revenues from asset-based contract charges and asset-based advisory and subadvisory fees, as applicable. In particular, John Hancock Asset Management would benefit from increased subadvisory fee rates payable to it by the investment adviser, as described in Proposal 2.

The investment adviser has advised the board that the proposed investment objective and policy changes would maintain the attractiveness of the Lifestyle Trusts for continued use on the John Hancock Life Insurance Companies’ platform of investment options supporting their variable annuity, variable life products and retirement plan services, while also offering the potential for superior risk-adjusted returns for investors over the long term (7 to 10 years).

15.	Do the changes involve competing interests between contract and policy owners and their insurance companies?

Yes.

As noted, the implementation of a managed volatility investment strategy will have the effect of reducing an insurance company’s financial exposure under contract guarantees, which contract and policy owners have paid to obtain through charges imposed under those contracts and policies. The new strategies will generate certain related benefits for the John Hancock Life Insurance Companies, while potentially reducing the potential upside return for contract and policy owners in certain markets.

It is expected that the John Hancock Life Insurance Companies will be given access to the total asset class exposures of the Lifestyle Trusts after they have been implemented in order to allow the John Hancock Life Insurance Companies to separately hedge their exposure under the contract guarantees. Although these companies will not be permitted to influence any decisions being made by the investment adviser and subadvisers, and will be prohibited from buying or selling shares of the Lifestyle Trusts on the basis of this information, without proper safeguards their hedging activity might adversely affect the prices of the underlying fund’s portfolio holdings in the marketplace or the prices that these funds may transact at.

To mitigate this conflict, the John Hancock Life Insurance Companies have represented to the Lifestyle Trusts that they will primarily use short index futures to hedge equity exposure and that they will limit these indices and futures to those that are highly liquid. The John Hancock Life Insurance Companies have represented to the Lifestyle Trusts that the chance of any such adverse effects to the Lifestyle Trusts from the John Hancock Life Insurance Companies’ hedging activities under the circumstances is remote. Furthermore, the John Hancock Life Insurance Companies have represented that information barriers are in place to prevent the disclosure to the John Hancock Life Insurance Companies of material nonpublic information concerning the Lifestyle Trusts.

In addition, the John Hancock Life Insurance Companies and affiliates will realize certain benefits if these changes are adopted. As noted above, based on information provided to it by the John Hancock Life Insurance Companies, the investment adviser has advised the board that, if these objective and strategy changes are approved, the John Hancock Life Insurance Companies expect to benefit from potentially reduced financial exposure under their guarantees and correspondingly lower financial resources required to support these guarantees. In addition, the changes might be viewed as having the practical effect of shifting certain hedging costs that were previously borne by the John Hancock Life Insurance Companies to the policy and contract holders invested in the Lifestyle Trusts.

16.	Has the board approved these changes and, if so, what did it consider when giving its approval?

Yes.

The board considered these changes over the course of several meetings. Based on the recommendation of the investment adviser, the investment objective and policy changes for each Lifestyle Trust were unanimously approved by the board, including the independent trustees at a meeting held on September 25-27, 2013, subject to the approval of the shareholders of each Lifestyle Trust.

The board, including the independent trustees, reviewed extensive information and materials about these proposed objective and policy changes over the course of several meetings. These included presentations given, and materials prepared by, the investment adviser, the John Hancock Life Insurance Companies and John Hancock Asset Management. In its review of the proposal, the board was assisted by legal counsel, and the independent trustees were also assisted by their own independent legal counsel.

In reaching its decision at the September 25-27, 2013 meeting to recommend approval of the investment objective and policy changes, the board, based on the recommendation of investment adviser, concluded that the changes were in the best interests of shareholders of the Lifestyle Trusts, and contract and policy owners whose contract or policy values are allocated to investments in the Lifestyle Trusts.

In determining whether to approve the investment objective and policy changes and recommend their approval to shareholders of the applicable Lifestyle Trust, the board inquired into a number of matters with respect to the changes, and considered the following factors, among others:

•	the current and proposed investment objectives, policies and risks of each Lifestyle Trust

•	the potential advantages and disadvantages, including costs and risks, of the new investment strategy to the Lifestyle Trusts

•	the historical performance of the Lifestyle Trusts, including during the financial crisis, as well as certain “back tested” performance of the Lifestyle Trusts reflecting how application of the managed volatility policies would have affected the performance of the Lifestyle Trusts if the new policies had been in effect

•	the fact that Milliman FRM, a firm with extensive expertise in managed volatility modeling, would serve as a consultant to the investment adviser to provide financial models to use in managing the Lifestyle Trusts

•	the investment experience, expertise and financial resources of the investment adviser and the subadviser, and the nature and quality of the services expected to be provided by them

•	the fact that the changes would not increase the advisory fees or total expense ratios of any of the Lifestyle Trusts

•	the fact that, at the board’s request, the investment adviser agreed to reduce certain fund expenses of each Lifestyle Trust for a period of three years (following the implementation of the new objective and strategy)

•	the direct and indirect benefits to the investment adviser, the John Hancock Life Insurance Companies or their affiliates, including the parent organization, Manulife Financial Corporation, to be realized as a result of the changes

•	the lower indirect expenses to contract holders as a result of increased use of passive investments which may decrease the costs borne by the Lifestyle Trusts in the form of underlying fund expenses

•	the potentially competing interests involved in the proposed investment strategy and compliance policies proposed to be implemented to address those competing interests

•	the fact that the investment adviser is bearing all costs of the proxy solicitation, and

•	the ability of contract and policy holders to transfer their balances without penalty to portfolios that do not use volatility management techniques.

17.	If these changes are approved by shareholders, when would they be implemented?

Implementation of the changes is also contingent on any needed approvals of insurance and other regulators. In addition, the proposed changes would not be implemented until and unless, the investment adviser is satisfied that the operational capabilities and controls needed to implement the strategy are in place. In addition, depending on degree of liquidity in the futures markets and other market conditions at the time, it may take several months or even longer to fully implement the new strategy in an orderly and efficient manner. The Trust also reserves the right to delay or cancel implementation of the strategy if the board determines, based on all of the relevant circumstances, that such action is in the best interests of a Lifestyle Trust. Subject to these prerequisites, it is currently expected that the strategy would begin to be implemented no earlier than January 13, 2014.

You will be notified if and when these changes begin to go into effect for your Lifestyle Trust through a separate communication, including a supplement to the Lifestyle Trust prospectus. Although there can be no assurance the strategy will be successful even when fully implemented, the full potential benefits of the strategy cannot be obtained until the strategy is fully in effect.

18.	How does the board recommend that I vote on Proposal 1?

The board, including all the independent trustees, recommends that owners of variable annuity contracts, variable life policies or group annuity contracts with underlying investments in each Lifestyle Trust vote FOR Proposal 1.

About Proposal 2

Approval to make a change to the subadvisory agreement between the Trust’s investment adviser and subadviser

The advisory fee payable to the investment adviser, which the shareholder pays indirectly through ownership of shares of a Lifestyle Trust, will not increase. We are seeking approval of an increase only in the fee payable by the adviser to the subadviser, John Hancock Asset Management.

John Hancock Asset Management is seeking this increased fee from the investment adviser because it expects it will need additional resources to implement the new managed volatility strategy described in Proposal 1, and carry out the more complex administrative and oversight responsibilities associated with monitoring the new strategy.

The change will not increase the advisory fees you pay. Instead, the investment adviser will pay the cost of the increased subadvisory fee from its current advisory fee.

John Hancock Asset Management currently provides subadvisory services to the Lifestyle Trusts under a subadvisory agreement dated April 28, 2006, as amended (the subadvisory agreement).

The board recommends you vote FOR making a change to the subadvisory agreement between the Trust’s investment adviser and subadviser.

The following questions and answers provide more information about the proposed changes.

1.	Will my advisory fees increase as a result of the proposal?

No.

The change will not increase the advisory fees you pay.

2.	Why is the subadvisory fee changing?

John Hancock Asset Management expects it will need additional resources from the investment adviser to implement the managed volatility strategy and to carry out the more complex administrative and oversight responsibilities associated with monitoring it.

The board has therefore determined that it is in the best interests of the Lifestyle Trusts that the investment adviser pay an increased subadvisory fee to John Hancock Asset Management.

The board recommends that owners of variable annuity or variable life contracts or policies with underlying investments in a Lifestyle Trust approve an amendment to the subadvisory agreement (the Subadvisory Agreement Amendment) to increase the amount of the subadvisory fee to be paid by the investment adviser to John Hancock Asset Management.

3.	What is the current subadvisory fee?

The investment adviser currently pays a subadvisory fee to John Hancock Asset Management for each Lifestyle Trust at an annual rate of 0.0080% of the total net assets of each fund. The investment adviser (not the Lifestyle Trusts) is responsible for these payments.

4.	What is the proposed subadvisory fee?

The proposal is to increase the subadvisory fee paid by the investment adviser to John Hancock Asset Management for each Lifestyle Trust to the annual rates set out in the table below.

	First $7.5 billion of aggregate net assets*	Excess over $7.5 billion of aggregate net assets*
Each Lifestyle Trust	0.0385%	0.0285%

*	For each Lifestyle Trust, aggregate net assets include the net assets of all of the Lifestyle Trusts, the net assets of all of the Lifestyle Portfolios that are series of John Hancock Funds II and the net assets of all of the Lifestyle PS Series of John Hancock Variable Insurance Trust. The Lifestyle Portfolios of John Hancock Funds II are the Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio. The Lifestyle PS Series of John Hancock Variable Insurance Trust are Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Moderate PS Series, and Lifestyle Growth PS Series.

5.	Who will pay the increase?

The investment adviser will pay the increase from its current advisory fee. The change will not increase the advisory fees you pay.

6.	How much was paid in subadvisory fees last year?

The table below shows:

•	the total subadvisory fees the investment adviser paid to John Hancock Asset Management for portfolio management of each Lifestyle Trust during the fiscal year ended December 31, 2012.

•	the total subadvisory fees that would have been paid to John Hancock Asset Management if the Subadvisory Agreement Amendment had been in effect.

	Actual subadvisory fees paid to John Hancock Asset Management in 2012	Subadvisory fees that would have been paid to John Hancock Asset Management in 2012 under the Subadvisory Agreement Amendment
Lifestyle Aggressive Trust	$33,671	$124,546
Lifestyle Growth Trust	$1,120,092	$4,143,140
Lifestyle Balanced Trust	$961,213	$3,555,484
Lifestyle Moderate Trust	$286,258	$1,058,854
Lifestyle Conservative Trust	$228,760	$846,171

7.	What are the terms of the subadvisory agreement and the proposed change?

John Hancock Asset Management serves as subadviser to the Lifestyle Trusts according to the subadvisory agreement. The board, including a majority of the independent trustees, most recently approved the subadvisory agreement on June 26, 2013, when it approved its continuation for another one-year term.

Under the subadvisory agreement:

•	John Hancock Asset Management will be supervised by the investment adviser and the board, and agrees to provide a continuous investment program and strategy for each Lifestyle Trust. This includes investment research and management for all of its securities, other investments and cash equivalents, and to make decisions and place orders for all purchases and sales of portfolio securities.

•	John Hancock Asset Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the subadvisory agreement, unless it is a loss resulting from a breach of fiduciary duty with respect to receiving compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of John Hancock Asset Management in performing its duties or from reckless disregard of its obligations and duties under the subadvisory agreement.

Shareholder approval of Proposal 2 will not result in any changes to the subadvisory agreement except to increase the subadvisory fee received by John Hancock Asset Management from the investment adviser.

8.	How is the subadviser organized?

John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, is located at 101 Huntington Avenue, Boston, Massachusetts 02199 and is a subsidiary of John Hancock Life Insurance Company (U.S.A.), located at 601 Congress Street, Boston, Massachusetts 02210.

John Hancock Life Insurance Company (U.S.A.) is a subsidiary of Manulife Financial Corporation, located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

The table below lists the directors and principal executive officers of John Hancock Asset Management. The address for Anthony Ostler and Jacqui Allard is Manulife Financial, 200 Bloor Street East, Toronto, Ontario Canada M4W 1E5. The address for the other people in the table is John Hancock Asset Management, 101 Huntington Avenue, Boston, Massachusetts 02199.

Name	Position with John Hancock Asset Management	Principal occupation
Barry H. Evans	Chairman and Director	President, North American Asset Management and Global CIO of Asset Allocation, of Manulife Asset Management and John Hancock Asset Management, a US division of Manulife Asset Management

Christopher Conkey	Director	Executive Vice President, Chief Investment Officer for Manulife Asset Management including John Hancock Asset Management

Janis Largesse	Director	Global Controller, Manulife Asset Management

Frank Saeli	Director	Vice President, Head of Sales & Relationship Management for John Hancock Asset Management

Anthony Ostler	Director	Senior Vice President, Chief Marketing Officer for Manulife Asset Management and John Hancock Asset Management, a US division of Manulife Asset Management

Jacqui Allard	Director	Head of Operations and Chief Information Officer of the Investment Division of Manulife Financial

9.	Does the subadviser manage other funds with a managed volatility strategy?

No.

John Hancock Asset Management does not currently manage any other registered funds with investment objectives and investment policies, including the managed volatility strategy, that are similar to those proposed for the Lifestyle Trusts. John Hancock Asset Management does, however, manage unregistered accounts with investment objectives and policies similar to those proposed for the Lifestyle Trusts.

10.	Has the board approved this subadvisory fee increase and, if so, what did it consider when giving its approval?

Yes.

The board unanimously approved the increase of the subadvisory fee paid by the investment adviser to John Hancock Asset Management based on the recommendation of the investment adviser, subject to the approval of the owners of variable annuity or variable life contracts or policies with underlying investments in a Lifestyle Trust.

At an in-person meeting on September 25-27, 2013, the board, including a majority of the independent trustees, approved the proposed Subadvisory Agreement Amendment. In considering the approval of the Subadvisory Agreement Amendment, the board took into account its recent consideration of the factors considered in connection with the annual evaluation of the advisory and subadvisory agreements conducted at an in-person meeting on May 15-17, 2013, as well as information presented at prior meetings.

At the September 25-27, 2013 meeting, the board revisited the factors it considered at the May and June meetings as relevant to the proposed Subadvisory Agreement Amendment. The board also took into account other factors it considered relevant in its evaluation of the amendments, including the potential benefits that the Lifestyle Trusts and their shareholders may realize from a managed volatility strategy.

The board reviewed the nature, extent and quality of services provided by John Hancock Asset Management, including:

•	its history and experience in providing investment services to the Lifestyle Trusts and its experience in managing other accounts that use a managed volatility strategy

•	the quality and depth of the investment professionals who have principal investment responsibility for the Lifestyle Trusts

•	the investment performance record of each Lifestyle Trust over the short and long term

The board also considered that John Hancock Asset Management would be responsible for implementing the managed volatility strategy under the supervision of the investment adviser, and that monitoring the new strategy would increase the complexity of administration and oversight, and would require additional resources.

The board reviewed the contractual subadvisory fee rate the investment adviser pays to John Hancock Asset Management compared to other funds that have a similar investment objective.

The board noted that the investment adviser, not the Lifestyle Trusts, would pay the proposed increase in the subadvisory fee and that there would not be any increase in advisory fees to the Lifestyle Trusts or their shareholders, so realizing economies of scale would not be relevant. However, the board noted the proposed new subadvisory fee contains breakpoints and the investment adviser has agreed to reduce certain expenses of each Lifestyle Trust for a period of three years following the implementation of the new investment objective and strategy.

Based on its review, the board, including the independent trustees, determined that the terms of the Subadvisory Agreement Amendment, including the rates of the subadvisory fee, were fair and reasonable and in the best interest of the Lifestyle Trusts and their shareholders. The board, including a majority of the independent trustees, approved the Subadvisory Agreement Amendment.

11.	How does the board recommend I vote on Proposal 2?

The board, including all the independent trustees, recommends that owners of variable annuity or variable life contracts or policies with underlying investments in a Lifestyle Trust vote FOR Proposal 2.

Owners of variable annuity or variable life contracts or policies with underlying investments in a Lifestyle Trust must approve Proposal 1 for a Lifestyle Trust for the subadvisory fee increase described in Proposal 2 to become effective for that Lifestyle Trust.

The subadvisory agreement and current subadvisory fee will remain in effect until the board reviews the arrangement in 2014, subject to further continuation or earlier termination in accordance with its terms.

About voting

Who can vote

You are a contract or policy owner and can instruct the John Hancock Life Insurance Company how to vote if shares of a Lifestyle Trust were allocated to your contract or policy as of the close of business on October 6, 2013.

Shares of the Trust are not sold directly to the public. You are eligible to vote because you own a variable annuity contract, variable life policy or policy that holds a Lifestyle Trust as an underlying investment.

The John Hancock Life Insurance Company from which you bought your contract or policy is asking for your instructions about how to vote shares allocated to your contract or policy.

You have one vote for each Series I, Series II, Series III and NAV share allocated to your contract or policy (and fractional votes for any fractional shares).

The shares do not have cumulative voting rights, and shareholders of each Lifestyle Trust vote separately as a class on each item of business affecting that Lifestyle Trust.

Questions or concerns?

Call the John Hancock Life Insurance Company you bought your contract from:

John Hancock Life Insurance Company (U.S.A.)

•    Variable annuity contracts:

(800) 721-0111, option 1

•    Variable life contracts:

(800) 721-0111, option 2

•    Retirement Plan Services:

(800) 721-0111, option 3

John Hancock Life Insurance Company of New York

•    Variable annuity contracts:

(800) 721-0111, option 1

•    Variable life contracts:

(800) 721-0111, option 2

•    Retirement Plan Services:

(800) 721-0111, option 3

How to vote

You can submit your voting instructions by mail, by telephone or on the internet.

By mail

Complete the enclosed voting instruction form with your voting instructions, sign and date it, and mail it to the address provided. We must receive the form by December 3, 2013 for your vote to be counted.

By telephone

Do not mail back the voting instruction form if you want to submit your voting instructions over the telephone.

1.	Read the proxy statement and refer to the information on your voting instruction form.

2.	Call toll-free 1-800-690-6903.

3.	Follow the recorded instructions.

On the internet

Do not mail back the voting instruction form if you want to submit your voting instructions on the Internet.

1.	Read the proxy statement and refer to the information on your voting instruction form.

2.	Go to www.proxyvote.com.

3.	Follow the instructions online.

You will be using a program provided through a vendor. The procedures are designed to authenticate your identity and allow you to give your voting instructions. You will also receive a confirmation of your voting instructions immediately after submitting them to ensure they have been recorded properly.

You may incur costs associated with internet voting such as usage charges by internet access providers and telephone companies.

Each John Hancock Life Insurance Company will vote the shares of the Lifestyle Trusts according to the properly completed voting instructions it receives by the deadline. If you send a voting instruction form but do not indicate how you want to vote (i.e., not FOR, AGAINST or ABSTAIN), the John Hancock Life Insurance Companies will vote these shares FOR both proposals. The John Hancock Life Insurance Companies will vote all shares for which they do not receive any voting instructions, and all other shares they own, in the same proportion as the instructions they have received from contract owners. This may mean that a small number of contract owners determine the outcome of the voting.

How the votes are counted

For Proposal 1 to be approved as to a Lifestyle Trust, if at least 30% of the shares of that Lifestyle Trust entitled to vote are present, then a majority of those shares present must be voted FOR the proposal.

For Proposal 2 to be approved as to a Lifestyle Trust, a majority of the outstanding voting shares of that Lifestyle Trust must be voted FOR the proposal. For the purpose of Proposal 2 only, majority is defined as the lesser of:

•	67% or more of the voting shares of a Lifestyle Trust present at the meeting, if the holders of more than 50% of the outstanding voting shares of the Trust are present in person or by proxy, or

•	more than 50% of the outstanding voting shares of the Lifestyle Trust.

For the meeting to proceed as to a Lifestyle Trust, we need at least 30% of the outstanding shares of that Lifestyle Trust (as of the close of business on the record date) to be present in person or by proxy. If we do not achieve a quorum, securities laws allow the named proxy holders to propose the meeting be adjourned for one or both proposals as to that Lifestyle Trust, to give us time to solicit more proxies. We must receive a majority of votes cast FOR an adjournment in order for the meeting to be adjourned. As a practical matter, however, because the John Hancock Life Insurance Companies own substantially all of the shares of each Lifestyle Trust and will be present at the meeting, a quorum will be assured.

Abstentions will be treated as present for purposes of determining whether a quorum is present, but not as votes cast. Thus, abstentions have no effect on Proposal 1, but have the effect of a vote AGAINST Proposal 2.

Changing your vote

You can revoke your voting instruction at any time up until the time the close of business on December 3, 2013:

•	complete, sign and send a new voting instruction form, or

•	mail new written instructions to the Secretary of John Hancock Variable Insurance Trust, 601 Congress Street, Boston, Massachusetts 02210.

If you change your vote, we must receive new voting instructions by the close of business on December 3, 2013.

The President of the Trust is authorized to delay or cancel the Meeting if such officers of the Trust, with the advice of counsel and after consultation with the board, determine that such action would be in the best interest of the shareholders of a Lifestyle Trust.

About the John Hancock Life Insurance Companies

As of October 6, 2013, two John Hancock Life Insurance Companies legally owned shares of the Lifestyle Trusts:

•	John Hancock Life Insurance Company (U.S.A.)

•	John Hancock Life Insurance Company of New York

The companies own the shares principally through their separate accounts. Shares held by the separate accounts are offered as underlying investments for the variable annuity and variable life contracts the two companies offer. Some of the separate accounts are registered with the Securities and Exchange Commission (SEC) under the 1940 Act.

The companies may also own shares of the Trust directly.

About beneficial ownership and control of the Lifestyle Trusts

Under the 1940 Act, any person who beneficially owns more than 25% of the outstanding shares of a Lifestyle Trust is presumed to control the Lifestyle Trust. Shares are generally considered to be beneficially owned by a person who has the power to vote or dispose of the shares.

Insurance companies are allowed to legally own more than 25% of the shares of a Lifestyle Trust, however the John Hancock Life Insurance Companies do not have the power to vote the shares they own, and can only dispose of the shares they hold directly.

A John Hancock Life Insurance Company would only control a Lifestyle Trust if it held more than 25% of the shares directly and had the power to dispose those shares.

See Appendix B — Outstanding Shares and Share Ownership for the number of votes eligible to be cast at the meeting for each Lifestyle Trust, the percentage that each John Hancock Life Insurance Company owns of the outstanding shares of each Lifestyle Trust, and other share ownership information as of the record date.

About John Hancock

John Hancock is a financial services leader operating as the U.S. unit of Manulife Financial Corporation, a publicly traded company whose shares trade on the Toronto, New York, Philippine and Hong Kong stock exchanges.

Manulife Financial Corporation and its subsidiaries operate as Manulife Financial in Canada and Asia and primarily as John Hancock in the United States.

The following John Hancock entities are affiliated with John Hancock Variable Insurance Trust.

Insurance

John Hancock Life Insurance Company (U.S.A.)

601 Congress Street

Boston, Massachusetts 02210

A stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan.

John Hancock Life Insurance Company of New York

100 Summit Lake Drive, Second Floor

Valhalla, New York 10595

A stock life insurance company organized under the laws of New York with the above principal address.

For more information

If you are a contract or policy holder, you can ask us for a free copy of the Trust’s annual report for the fiscal year ended December 31, 2012 and semi-annual report for the period ended June 30, 2013. Contact the John Hancock Life Insurance Company you bought your contract from:

John Hancock Life Insurance Company (U.S.A.)

•	Variable annuity contracts:

(800) 721-0111, option 1

•	Variable life contracts:

(800) 721-0111, option 2

•	Retirement Plan Services:

(800) 721-0111, option 3

John Hancock Life Insurance Company of New York

•	Variable annuity contracts:

(800) 721-0111, option 1

•	Variable life contracts:

(800) 721-0111, option 2

•	Retirement Plan Services:

(800) 721-0111, option 3

Investment management

John Hancock Investment Management Services, LLC

601 Congress Street, Boston, Massachusetts 02210

Investment adviser to the Trust and the five Lifestyle Trusts. Under an investment advisory agreement with the Trust dated May 1, 1999, as amended (the advisory agreement), it is responsible for the following, among other things:

•	administering the business and affairs of John Hancock Variable Insurance Trust

•	selecting the subadvisers and establishing contractual arrangements with them

•	compensating the subadvisers

•	monitoring their activities, including the investment and reinvestment of the assets of the Lifestyle Trusts under the subadvisory agreements it has with them.

It has retained two John Hancock companies, both affiliates of the investment adviser, as subadvisers to the Lifestyle Trusts:

•	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC

•	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America)).

It has retained QS Investors, LLC (QS Investors) as subadviser consultant to the Lifestyle Trusts.

The investment adviser, subadvisers and subadviser consultant are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

Distributor

John Hancock Distributors, LLC

601 Congress Street, Boston, Massachusetts 02210

Appendix A

REVISIONS TO INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

Investment Objectives	Please refer to Proposal 1, question 3 for the current and proposed investment objectives of each Lifestyle Trust.

Asset Allocations	Please refer to Proposal 1, question 3 for the current and proposed asset allocations of each Lifestyle Trust.

Volatility Targets	Please refer to Proposal 1, question 3 for the proposed volatility ranges of each Lifestyle Trust

Principal Investment Strategies (Fund Specific Disclosure)	Current Disclosure	Proposed Disclosure

The fund, except as otherwise described below, normally invests approximately

•    100% of its assets in underlying funds that invest equity securities, for Lifestyle Aggressive Trust

•    70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed income securities, for the Lifestyle Growth Trust

•    50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed income securities, for the Lifestyle Balanced Trust

•    60% of its assets in underlying funds that invest primarily in fixed income securities and approximately 40% of its assets in underlying funds that invest primarily in equity securities, for the Lifestyle Moderate Trust

•    80% of its assets in underlying funds that invest primarily in fixed income securities and approximately 20% of its assets in underlying funds that invest primarily in equity securities, for the Lifestyle Conservative Trust

The fund, except as otherwise described below, normally invests primarily in underlying funds that invest primarily in equity securities (“Equity Funds”) and underlying funds that invest primarily in fixed-income securities (“Fixed-Income Funds”)*. The Fund may also use certain risk management techniques to seek to manage the volatility of returns (i.e. standard deviation) and limit the magnitude of portfolio losses.

*   The Lifestyle Aggressive Trust will not normally invest in underlying funds that invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately

•    100% of its assets in equity underlying funds for Lifestyle Aggressive Trust

•    70% of its assets in equity underlying funds and 30% of its assets in fixed income underlying funds for Lifestyle Growth Trust

•    50% of its assets in equity underlying funds and 50% of its assets in fixed income underlying funds for Lifestyle Balanced Trust

•    40% of its assets in equity underlying funds and 60% of its assets in fixed income underlying funds for Lifestyle Moderate Trust

•    20% of its assets in equity underlying funds and 80% of its assets in fixed income underlying funds for Lifestyle Conservative Trust the fund may have an equity/fixed income underlying funds allocation ranging between

•    100%/0% and 90%/10% for the Lifestyle Aggressive Trust

•    80%/20% and 60%/40% for the Lifestyle Growth Trust

•    60%/40% and 40%/60% for the Lifestyle Balanced Trust

•    50%/50% and 30%/70% for the Lifestyle Moderate Trust

•    10%/90% and 30%/70% for the Lifestyle Conservative Trust

Although variations beyond the 10% range are generally not permitted, the subadviser may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect

As described below, the fund may directly hold derivative instruments and collateral for these derivative instruments. The fund’s economic exposure to equities and fixed-income securities may fluctuate due to its risk management strategy as noted below. The fund may employ a risk management strategy to attempt to manage the volatility of returns and limit the magnitude of portfolio losses. The risk management strategy may cause the fund’s economic exposure to equity securities, fixed-income securities* and cash and cash equivalents (either directly or through investment in underlying funds or derivatives) to fluctuate and during extreme market volatility, the fund’s economic exposure to either equity or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The fund’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed

•    100% for Lifestyle Aggressive Trust

•    77% for Lifestyle Growth Trust

•    55% for Lifestyle Balanced Trust

•    44% for Lifestyle Moderate Trust

•    22% for Lifestyle Conservative Trust

although the subadviser may determine in light of market or economic conditions that the limit should be exceeded to achieve the fund’s objective.

*   The Lifestyle Aggressive Trust will generally not have economic exposure to fixed-income securities.

the fund or achieve its objective.

Proposed Managed Volatility Disclosure

As discussed in question 3 of the questions and answers about Proposal 1 of the proxy statement, the proposed changes to the investment objective and principal investment strategies includes the implementation of a managed volatility strategy. The following disclosure regarding the managed volatility strategy change will be added to the “Principal Investment Strategies” section of the Prospectus of each Trust.

The fund seeks long term growth of capital while attempting to manage the volatility of returns and limit the magnitude of portfolio losses. The fund seeks to limit the volatility of returns to a range of

•   15% - 18.5% for the Lifestyle Aggressive Trust

•   11% - 13% for the Lifestyle Growth Trust

•   8.25% - 10.25% for the Lifestyle Balanced Trust

•   7% - 9% for the Lifestyle Moderate Trust

•   5.5% - 6.5% for the Lifestyle Conservative Trust

(as measured by annualized standard deviation of the fund’s returns). However, during periods of prolonged low market volatility the actual volatility experienced by the fund will fall below the range due to maximum limits on equity and fixed income exposures.

Volatility is a measure of the magnitude of up and down fluctuations in the fund’s NAV over time as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The more a fund’s returns vary from the fund’s average return, the more volatile the fund and the higher the standard deviation. The purpose of managing the volatility of returns is to attempt to limit exposure to more volatile asset classes, including both equities and fixed income asset classes, during periods of high volatility and protect the fund from losses during market declines. The fund also seeks to limit the magnitude of portfolio losses in order to limit exposure during market declines. There can be no assurance that the risk management strategy will be successful in managing the volatility of returns and limit the magnitude of portfolio losses.

In seeking to manage the volatility of returns and limit the magnitude of portfolio losses, the fund may employ certain risk management techniques using derivative instruments and may reallocate assets between the underlying Equity and Fixed-Income Funds. These derivatives may be used to increase or decrease the fund’s net equity exposure and will typically consist of stock index futures, but may also include stock index options, options on stock index futures, and stock index swaps. The fund may also employ risk management techniques using derivatives that may increase or decrease the fund’s exposure to certain types of fixed income securities. These instruments may include government bond futures and swaps and credit default swaps. Fund assets employed for its risk management strategy include not only derivative instruments but also fixed income instruments including fixed income instruments used to cover derivative positions. Because equity and fixed income derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the securities directly, the remainder of the assets used for the risk management strategy will be invested in a variety of fixed income instruments. The fund may be required to hold cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The fund’s risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could underperform funds that do not use a risk management strategy.

The use of derivatives may be combined with asset allocation techniques. The timing and extent of these techniques will depend on several factors, including market movements. In general, when equity markets are more volatile or are declining, assets may be reallocated to Fixed Income Funds, and/or cash and cash equivalents, and short positions in equity derivative instruments. When equity markets rise, or if volatility is lower, assets may be reallocated to Equity Funds and stock index futures, options and swaps. Similarly, if fixed income markets are volatile or are declining, assets may be reallocated to Equity Funds, cash and cash equivalents, and short positions in fixed income derivative instruments. Even in periods of low volatility, the subadviser may continue to use risk management techniques to protect against sudden market movements, preserve gains after favorable market conditions, and reduce losses in adverse market conditions. Due to the leverage provided by derivatives, the notional value of the fund’s derivative positions could exceed 100% of the fund’s assets.

In determining when to employ risk management techniques and/or reallocate assets between Equity Funds and Fixed-Income Funds, the subadviser may use quantitative models that use historical factors such as market movements, and historical changes in the NAV of the fund to make this determination.

The subadviser selects the percentage level to be maintained in specific underlying Equity Funds and Fixed-Income Funds, and cash and cash equivalents and may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain a target allocation in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from target.

The fund may invest in various Equity Funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these Equity Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in Fixed-Income Funds that as a group hold a wide range of fixed-income securities including investment grade and below investment grade debt securities with maturities that range from short to longer term. The Fixed-Income Funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities. Equity Funds and Fixed-Income Funds may include funds that employ a passive investment style (i.e., index funds and exchange traded funds (ETFs)) and at times most of the fund’s assets may be invested in index funds.

The fund may also invest in the securities of other investment companies including ETFs and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. The fund may also engage in short selling. The fund may engage in active and frequent trading of portfolio securities and other instruments to achieve its primary investment strategies.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Risk Management and Other Strategic Transactions. In addition to the risk management techniques described above, the fund is authorized to use other investment strategies including, without limitation, investing in foreign currency forward contracts, futures contracts including stock index futures, swaps including interest rate swaps, stock index swaps and credit default swaps and options including stock index options and options on stock index futures, among others.

Changes to Principal Risks

Risk Management Strategies May Not be Successful, May Limit Upside Potential or May Permit or Result in Losses. The purpose of the risk management strategies is to attempt to limit the fund’s exposure to more volatile asset classes during periods of high volatility and attempt to reduce the fund’s losses during market declines; however, there is no assurance that these strategies will be successful, and these risk management strategies could limit the upside participation of the fund in rising markets or even result in losses in rising markets. The application of risk management techniques can be complex, and misjudgments in implementation may result in under or over allocations to equity, fixed income and/or cash & cash equivalent exposure.

Quantitative Models May Not Produce the Desired Results. In determining when to employ risk management techniques and/or reallocate exposure among equity, fixed income and cash, the subadviser uses quantitative models that use historical market data. However, future market conditions may not be consistent with historical periods, and the historical data may not, therefore, prove to be an accurate predictor of future volatility or losses. The model also may not measure or analyze such data effectively. Thus, the quantitative model may not produce the desired results and may not accurately forecast either future volatility or future large market declines, and this would affect the ability of a fund to be successful in managing the volatility of returns and limit the magnitude of portfolio losses.

Leverage. Certain of the risk management techniques that would be used in the new strategy may involve indirect leverage. While these techniques would be intended to reduce downside exposure, in some cases leverage may magnify losses.

Hedging Risk. There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures as a result of the risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could underperform funds that do not use a risk management strategy.

Use of Index Futures. While the use of index futures may involve a small investment of cash, the losses to a fund could exceed the amount invested, and in certain cases even the total value of the fund’s assets, due to the embedded leverage provided by the derivative. Index futures may also result in a loss to the fund if the counterparty to the transaction does not perform.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Short positions. In taking a short position, a fund seeks to profit from an anticipated decline in the value of a security or index of securities. If the security or index instead appreciates in value, the fund will incur losses by having to pay to close out its position at a higher price than the price it received to open that position. Unlike losses from declines in long positions in stocks or other securities (which may not exceed the original amount invested), the losses a fund may incur to close out a short position if the underlying security or index increases in value are potentially unlimited.

Liquidity Risk. There may not be sufficient liquidity in the relevant financial markets to implement the desired derivative positions, particularly in periods of high market volatility or distress.

Cash Collateral Risk. To the extent a fund maintains cash collateral required to cover its obligations under the derivative instruments used in its risk management strategy, such collateral holdings may have the effect of reducing overall portfolio returns. In addition, because such collateral positions cannot be eliminated or reduced unless the corresponding derivative obligation is eliminated or reduced, a large derivative position may materially limit the subadviser’s flexibility in managing the fund.

Affiliated Insurance Companies. The fund’s investment adviser may be influenced by the benefits to its affiliated life insurance companies in managing the fund and overseeing its subadvisers. The John Hancock Life Insurance Companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund have a financial interest in preserving the value of the funds and reducing their volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the fund). To the extent the fund is successful in managing the volatility of returns and downside risk, the John Hancock Life Insurance Companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the John Hancock Life Insurance Companies may be material. The fund and the fund’s investment adviser have adopted procedures that are intended to address these potential conflicts and ensure that the fund is managed in accordance with its disclosed investment objectives and strategies.

Appendix B

OUTSTANDING SHARES AND SHARE OWNERSHIP

As of the record date, the total number of shares outstanding for each Lifestyle Trust and for each class of each Lifestyle Trust and the name, address, and share ownership of persons who were shareholders of record or beneficially own 5% or more of the outstanding shares of the Lifestyle Trusts are set forth in the table below:

Portfolio	Shares Class	Number of Shares Outstanding		Number of Eligible Votes		Percentage of Shares held by John Hancock Life Insurance Company U.S.A.		Percentage of Shares held by John Hancock Life Insurance Company New York
Lifestyle Aggressive Trust	NAV Series I Series II

Totals		[	]	[	]		%		%

Lifestyle Growth Trust	NAV Series I Series II

Totals		[	]	[	]		%		%

Lifestyle Balanced Trust	NAV Series I Series II

Totals		[	]	[	]		%		%

Lifestyle Moderate Trust	NAV Series I Series II

Totals		[	]	[	]		%		%

Lifestyle Conservative Trust	NAV Series I Series II

Totals		[	]	[	]		%		%

As of the Record Date, Trustees and officers of the investment adviser, in the aggregate, beneficially owned less than 1% of the outstanding shares of any of the Lifestyle Trusts.

B-1

Appendix C

FORM OF AMENDMENT TO SUBADVISORY AGREEMENT

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

AMENDMENT made as of                      to the Subadvisory Agreement dated April 28, 2006, as amended (the “Agreement”), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Adviser”), and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, a Delaware limited liability company (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadviser is amended to increase the subadvisory fee for the following series (each a “Portfolio”) of John Hancock Variable Insurance Trust (the “Trust”):

a. Lifestyle Aggressive Trust

b. Lifestyle Balanced Trust

c. Lifestyle Conservative Trust

d. Lifestyle Growth Trust

e. Lifestyle Moderate Trust

2.	EFFECTIVE DATE

This Amendment shall become effective as to a Portfolio on the later to occur of (i) approval of the Amendment as to the Portfolio by the Board of Trustees of the Trust, (ii) approval of the Amendment by the shareholders of a Portfolio, (iii) approval of the investment policy changes to the Portfolio described in the proxy statement dated             by shareholders of a Portfolio and (iv) execution of the Amendment.

3.	DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.	OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC

By:

APPENDIX A TO FORM OF SUBADVISORY AGREEMENT AMENDMENT

The Subadviser shall serve as investment subadviser for the Portfolios of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Subadviser Fee”):

Portfolio	First $7.5 billion of Aggregate Net Assets*	Excess Over $7.5 billion of Aggregate Net Assets*
Lifestyle Aggressive Trust Lifestyle Balanced Trust Lifestyle Conservative Trust Lifestyle Growth Trust Lifestyle Moderate Trust	0.0385%	0.0285%

*	The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)	Other Portfolio(s)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
(collectively, the “JHVIT Lifestyle Trusts”)
For each JHVIT Lifestyle Trust, Aggregate Net Assets include the net assets of all of the JHVIT Lifestyle Trusts, the net assets of all of the JHVIT Lifestyle PS Series and the net assets of all of the JHF II Lifestyle Portfolios. The JHVIT Lifestyle PS Series are: Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series. The JHF II Lifestyle Portfolios are: the Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio.

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as

Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

– – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – –  – – –  – – –

M53090-TBD

JOHN HANCOCK VARIABLE INSURANCE TRUST

[NAME OF FUND]

John Hancock Variable Insurance Trust

601 Congress Street

Boston, Massachusetts 02210

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 4, 2013

The signer of this proxy card hereby appoints Hugh McHaffie, Charles Rizzo, John Danello, Thomas Kinzler, Kit Sechler, Andrew Wilkins and Betsy Anne Seel and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of John Hancock Variable Insurance Trust, on December 4, 2013 at 10:00 a.m., Eastern time, and at any adjournments thereof (the “Meeting”), all of the shares of the [NAME OF FUND] that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETINGS. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

YOUR VOTE IS SOLICITED BY THE JOHN HANCOCK VARIABLE INSURANCE TRUST. YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M53089-TBD	KEEP THIS PORTION FOR YOUR RECORDS

– – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For	Against	Abstain
Proposal 1	Approval of changes to the investment objectives and investment policies of the [Name of Fund].	☐	☐	☐

		For	Against	Abstain
Proposal 2	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, the subadviser, and John Hancock Investment Management Services, LLC.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

John Hancock Variable Insurance Trust

[NAME OF FUND]

Special Meeting of Shareholders to Be Held on December 4, 2013.

The Proxy Statement for this meeting is available at: www.proxyvote.com

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED

ENVELOPE.

Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M63506-TBD	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposals.

		For	Against	Abstain

Proposal 1 –	Approval of changes to the investment objectives and investment policies of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.	☐	☐	☐

Shareholders of each Lifestyle Trust will vote separately on Proposal 1.

Proposal 2 –	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, the subadviser, and John Hancock Investment Management Services, LLC.	☐	☐	☐

Shareholders of each Lifestyle Trust will vote separately on Proposal 2.

Please sign, date, and return the voting instructions form in the enclosed postpage-paid envelope.

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

—  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —

M63507-TBD

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
VOTING INSTRUCTIONS FORM
LIFESTYLE AGGRESSIVE TRUST

JOHN HANCOCK VARIABLE INSURANCE TRUST
LIFESTYLE AGGRESSIVE TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, December 4, 2013, and any adjournments thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instruction Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of October 6, 2013.

VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 3, 2013, TO BE VOTED AT THE MEETING TO BE HELD ON DECEMBER 4, 2013.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF THE PROXIES BY THE BOARD OF TRUSTEES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M63508-TBD	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposals.

		For	Against	Abstain

Proposal 1 –	Approval of changes to the investment objectives and investment policies of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.	☐	☐	☐

Shareholders of each Lifestyle Trust will vote separately on Proposal 1.

Proposal 2 –	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, the subadviser, and John Hancock Investment Management Services, LLC.	☐	☐	☐

Shareholders of each Lifestyle Trust will vote separately on Proposal 2.

Please sign, date, and return the voting instructions form in the enclosed postpage-paid envelope.

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

—  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —

M63509-TBD

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
VOTING INSTRUCTIONS FORM
LIFESTYLE BALANCED TRUST

JOHN HANCOCK VARIABLE INSURANCE TRUST
LIFESTYLE BALANCED TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, December 4, 2013, and any adjournments thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instruction Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of October 6, 2013.

VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 3, 2013, TO BE VOTED AT THE MEETING TO BE HELD ON DECEMBER 4, 2013.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF THE PROXIES BY THE BOARD OF TRUSTEES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M63510-TBD	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposals.

		For	Against	Abstain

Proposal 1 –	Approval of changes to the investment objectives and investment policies of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.	☐	☐	☐

Shareholders of each Lifestyle Trust will vote separately on Proposal 1.

Proposal 2 –	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, the subadviser, and John Hancock Investment Management Services, LLC.	☐	☐	☐

Shareholders of each Lifestyle Trust will vote separately on Proposal 2.

Please sign, date, and return the voting instructions form in the enclosed postpage-paid envelope.

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

—  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —

M63511-TBD

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
VOTING INSTRUCTIONS FORM
LIFESTYLE CONSERVATIVE TRUST

JOHN HANCOCK VARIABLE INSURANCE TRUST
LIFESTYLE CONSERVATIVE TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, December 4, 2013, and any adjournments thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instruction Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of October 6, 2013.

VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 3, 2013, TO BE VOTED AT THE MEETING TO BE HELD ON DECEMBER 4, 2013.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF THE PROXIES BY THE BOARD OF TRUSTEES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M63512-TBD	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposals.

		For	Against	Abstain

Proposal 1 –	Approval of changes to the investment objectives and investment policies of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.	☐	☐	☐

Shareholders of each Lifestyle Trust will vote separately on Proposal 1.

Proposal 2 –	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, the subadviser, and John Hancock Investment Management Services, LLC.	☐	☐	☐

Shareholders of each Lifestyle Trust will vote separately on Proposal 2.

Please sign, date, and return the voting instructions form in the enclosed postpage-paid envelope.

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

—  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —

M63513-TBD

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
VOTING INSTRUCTIONS FORM
LIFESTYLE GROWTH TRUST

JOHN HANCOCK VARIABLE INSURANCE TRUST
LIFESTYLE GROWTH TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, December 4, 2013, and any adjournments thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instruction Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of October 6, 2013.

VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 3, 2013, TO BE VOTED AT THE MEETING TO BE HELD ON DECEMBER 4, 2013.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF THE PROXIES BY THE BOARD OF TRUSTEES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M63514-TBD	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposals.

		For	Against	Abstain

Proposal 1 –	Approval of changes to the investment objectives and investment policies of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.	☐	☐	☐

Shareholders of each Lifestyle Trust will vote separately on Proposal 1.

Proposal 2 –	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, the subadviser, and John Hancock Investment Management Services, LLC.	☐	☐	☐

Shareholders of each Lifestyle Trust will vote separately on Proposal 2.

Please sign, date, and return the voting instructions form in the enclosed postpage-paid envelope.

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

—  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —

M63515-TBD

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
VOTING INSTRUCTIONS FORM
LIFESTYLE MODERATE TRUST

JOHN HANCOCK VARIABLE INSURANCE TRUST
LIFESTYLE MODERATE TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, December 4, 2013, and any adjournments thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instruction Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of October 6, 2013.

VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 3, 2013, TO BE VOTED AT THE MEETING TO BE HELD ON DECEMBER 4, 2013.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF THE PROXIES BY THE BOARD OF TRUSTEES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE